Exhibit 10.1(b)

EXECUTION COPY

AMENDMENT NO. 2

This AMENDMENT NO. 2 (this “Amendment”) is entered into as of December 20, 2007, among PREGIS CORPORATION, a Delaware corporation (the “Borrower”), PREGIS HOLDING II CORPORATION, a Delaware corporation (“Parent”), each of the Lenders signatory hereto, and CREDIT SUISSE (“CS”), as collateral agent and administrative agent (in such capacities, the “Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrower, Parent, the banks, financial institutions and other institutional lenders party thereto from time to time (each a “Lender” and collectively the “Lenders”), the Agent, the subsidiary guarantors party thereto, Lehman Commercial Paper Inc., as syndication agent, and CIT Lending Services Corporation and JPMorgan Chase Bank, N.A., as co-documentation agents have entered into the Credit Agreement, dated as of October 12, 2005 (such Credit Agreement, as amended by “Waiver Letter No. 2 and Amendment No. 1”, dated as of May 31, 2006, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the respective meaning ascribed to such terms in the Credit Agreement (as amended by this Amendment).

(2) The Borrower and Parent have requested the changes and modifications to the Credit Agreement as hereinafter set forth.

(3) The Required Lenders are, on the terms and conditions stated below, willing to amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a) Section 5.02(a) is hereby amended by (x) deleting the word “and” at the end of clause (viii) thereof; (y) renumbering the current clause “(ix)” thereof as clause “(x)”; and (z) inserting the following clause as clause (ix) thereof:

(ix) customary Liens that are contractual rights of set-off against deposit accounts (A) relating to the establishment of depository relations with banks with respect to such deposit accounts and which are not given in connection with the issuance of Debt or (B) relating to pooled deposit or sweep accounts of the Borrower or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any Subsidiary; provided, however, that such Liens securing the obligations of any Foreign Subsidiaries shall not be permitted against deposit accounts of the Borrower or any non-Foreign Subsidiaries; and

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(b) Section 5.02(e)(xi) is hereby amended by (x) deleting the word “and” at the end of clause (A) thereof and replacing it with a comma; (y) inserting the words “Section 5.02(f)(i)(C) or” immediately following the words “to the extent permitted by” in clause (B) thereof; and (z) inserting at the end of clause (B) thereof, immediately prior to the semicolon, the following clause: “and (C) to Loan Parties by Subsidiaries of the Borrower that are not Loan Parties, to the extent that the purchase of such assets is otherwise permitted under this Agreement”.

(c) Each of Section 5.02(j) and 5.02(k) is hereby amended by adding the following sentence at the end of each such Section:

Nothing contained in this paragraph shall prevent the Borrower or any of its Subsidiaries from modifying (but not forgiving or otherwise reducing the principal amount then outstanding under (other than through repayment thereof)) any intercompany notes issued pursuant to Section 5.02(b)(v) so long as such intercompany notes, as so modified, are permitted to be issued and remain outstanding under Section 5.02(b)(v) and are otherwise permitted under this Agreement.

(d) Sections 5.03(b), (c) and (d) are hereby amended by replacing, in each instance where it shall appear therein, the term “the Borrower” with the term “the Parent”; provided, however, that (1) in clause (z) of Section 5.03(b), the first two references to “the Borrower” therein shall not be so replaced and shall remain references to the Borrower, and (2) in clause (i) of Section 5.03(c) the words “said officer” shall be replaced with the words “the Chief Financial Officer of the Borrower” and the reference to “the Borrower” in such clause (i) shall remain a reference to the Borrower.

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on and as of the first date (the “Amendment No. 2 Effective Date”) on which the following conditions precedent have been satisfied:

(a) The Agent shall have received counterparts of this Amendment, executed by the Borrower, the Parent and each of the Required Lenders, in accordance with the provisions of Section 9.01 of the Credit Agreement;

(b) The Agent shall have received a consent to this Amendment (in the form attached hereto) from each Subsidiary Guarantor, executed by each such Subsidiary Guarantor; and

(c) The Amendment Fee referred to in Section 4 and all other fees, costs and expenses owing to the Agent pursuant to the Credit Agreement or in connection with this Amendment or the Credit Agreement, or any of the transactions contemplated hereby or thereby, shall have been paid by the Borrower.

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SECTION 3. Representations and Warranties of the Borrower and Parent. Each of the Borrower and Parent hereby represents and warrants as follows:

(a) The execution, delivery and performance by the Borrower and Parent of this Amendment, the execution and delivery by each Subsidiary Guarantor of its consent to this Amendment (in the form attached hereto), and the performance by the Borrower and Parent of the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action.

(b) This Amendment has been duly executed and delivered by the Borrower and Parent. This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and Parent, enforceable against the Borrower and Parent in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law).

SECTION 4. Amendment Fee. As consideration for the agreements of the Lenders signatory hereto (including CS in its capacity as a Lender) under this Amendment, the Borrower hereby agrees to pay to the Agent, for the benefit of each such Lender who has delivered a copy of this Amendment, duly executed by such Lender, to the Agent or its counsel prior to 5:00 p.m., Eastern Standard Time, on December 20, 2007, an amendment fee (the “Amendment Fee”) equal to the US Dollar-equivalent of (a) 0.25% of the aggregate Revolving Credit Commitments of each such Lender under the Credit Agreement as of the Amendment No. 2 Effective Date; and (b) 0.25% of the aggregate outstanding principal balance of the term loans of each such Lender under the Term Facilities as of the Amendment No. 2 Effective Date. The Amendment Fee shall be due and payable in full on the Amendment No. 2 Effective Date.

SECTION 5. Reference to and Effect on the Loan Documents. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Transaction Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(a) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

SECTION 6. Costs, Expenses. The Borrower hereby agrees to pay on demand all accrued costs and expenses of the Agent pursuant to the Credit Agreement or in connection with this Amendment or the Credit Agreement, or any of the transactions contemplated hereby or

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thereby (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 9. Waiver of Jury Trial. EACH PARTY SIGNATORY HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEROF, the parties hereto have caused this Amendment No. 2 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PREGIS CORPORATION,
as Borrower

By	/s/ Steven C. Huston
Name: Steven C. Huston
Title: Corporate Secretary

[Signature Page]

PREGIS HOLDING II CORPORATION, as Parent

By	/s/ Steven C. Huston
Name: Steven C. Huston
Title: Corporate Secretary

[Signature Page]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Administrative Agent, Collateral Agent and Lender

By	/S/ JUDITH E. SMITH
Name: JUDITH E. SMITH
Title: DIRECTOR

By	/S/ KARIM BLASETTI
Name: KARIM BLASETTI
Title: VICE PRESIDENT

[Signature Page]

CONSENT OF SUBSIDIARY GUARANTOR

Dated as of December 20, 2007

The undersigned, Pregis Management Corporation, a Delaware corporation, as a Subsidiary Guarantor under the Credit Agreement dated as of October 12, 2005, among Pregis Corporation (“Borrower”), Pregis Holding II Corporation (“Parent”), the lenders party thereto (“Lenders”), the subsidiary guarantors party thereto (“Subsidiary Guarantors”), Credit Suisse, as collateral agent and administrative agent (“Agent”), Lehman Commercial Paper Inc., as syndication agent, and CIT Lending Services Corporation and JPMorgan Chase Bank, N.A., as co-documentation agents (such Credit Agreement, as amended by “Waiver Letter No. 2 and Amendment No. 1”, dated as of May 31, 2006, the “Credit Agreement”) (which Credit Agreement includes the “Subsidiary Guaranty” (as defined therein) made by each Subsidiary Guarantor in favor of the Agent, for its benefit and the benefit of the Lenders and the agents party to the Credit Agreement), hereby consents to the amendments to the Credit Agreement set forth in Amendment No. 2, dated as of the date hereof, among Borrower, Parent, Agent and those Lenders party thereto (“Amendment No. 2”), and hereby confirms and agrees that, notwithstanding the effectiveness of Amendment No. 2, the obligations of such Subsidiary Guarantor contained in the Subsidiary Guaranty, or in any other Loan Document to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by Amendment No. 2.

PREGIS MANAGEMENT CORPORATION,
as Subsidiary Guarantor

By:	/s/ Steven C. Huston
Name: Steven C. Huston
Title: Corporate Secretary

[Signature Page]

CONSENT OF SUBSIDIARY GUARANTOR

Dated as of December 20, 2007

The undersigned, Hexacomb Corporation, an Illinois corporation, as a Subsidiary Guarantor under the Credit Agreement dated as of October 12, 2005, among Pregis Corporation (“Borrower”), Pregis Holding II Corporation (“Parent”), the lenders party thereto (“Lenders”), the subsidiary guarantors party thereto (“Subsidiary Guarantors”), Credit Suisse, as collateral agent and administrative agent (“Agent”), Lehman Commercial Paper Inc., as syndication agent, and CIT Lending Services Corporation and JPMorgan Chase Bank, N.A., as co-documentation agents (such Credit Agreement, as amended by “Waiver Letter No. 2 and Amendment No. 1”, dated as of May 31, 2006, the “Credit Agreement”) (which Credit Agreement includes the “Subsidiary Guaranty” (as defined therein) made by each Subsidiary Guarantor in favor of the Agent, for its benefit and the benefit of the Lenders and the agents party to the Credit Agreement), hereby consents to the amendments to the Credit Agreement set forth in Amendment No. 2, dated as of the date hereof, among Borrower, Parent, Agent and those Lenders party thereto (“Amendment No. 2”), and hereby confirms and agrees that, notwithstanding the effectiveness of Amendment No. 2, the obligations of such Subsidiary Guarantor contained in the Subsidiary Guaranty, or in any other Loan Document to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by Amendment No. 2.

HEXACOMB CORPORATION,
as Subsidiary Guarantor

By	/s/ Steven C. Huston
Name: Steven C. Huston
Title: Corporate Secretary

[Signature Page]

CONSENT OF SUBSIDIARY GUARANTOR

Dated as of December 20, 2007

The undersigned, Pregis Innovative Packaging, Inc., a Delaware Corporation, as a Subsidiary Guarantor under the Credit Agreement dated as of October 12, 2005, among Pregis Corporation (“Borrower”), Pregis Holding II Corporation (“Parent”), the lenders party thereto (“Lenders”), the subsidiary guarantors party thereto (“Subsidiary Guarantors”), Credit Suisse, as collateral agent and administrative agent (“Agent”), Lehman Commercial Paper Inc., as syndication agent, and CIT Lending Services Corporation and JPMorgan Chase Bank, N.A., as co-documentation agents (such Credit Agreement, as amended by “Waiver Letter No. 2 and Amendment No. 1”, dated as of May 31, 2006, the “Credit Agreement”) (which Credit Agreement includes the “Subsidiary Guaranty” (as defined therein) made by each Subsidiary Guarantor in favor of the Agent, for its benefit and the benefit of the Lenders and the agents party to the Credit Agreement), hereby consents to the amendments to the Credit Agreement set forth in Amendment No. 2, dated as of the date hereof, among Borrower, Parent, Agent and those Lenders party thereto (“Amendment No. 2”), and hereby confirms and agrees that, notwithstanding the effectiveness of Amendment No. 2, the obligations of such Subsidiary Guarantor contained in the Subsidiary Guaranty, or in any other Loan Document to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by Amendment No. 2.

PREGIS INNOVATIVE PACKAGING, INC.,
as Subsidiary Guarantor

By:	/s/ Steven C. Huston
Name: Steven C. Huston
Title: Corporate Secretary

[Signature Page]

CONSENT OF SUBSIDIARY GUARANTOR

Dated as of December 20, 2007

The undersigned, Pregis Acquisition Corporation, a Delaware corporation, as a Subsidiary Guarantor under the Credit Agreement dated as of October 12, 2005, among Pregis Corporation (“Borrower”), Pregis Holding II Corporation (“Parent”), the lenders party thereto (“Lenders”), the subsidiary guarantors party thereto (“Subsidiary Guarantors”), Credit Suisse, as collateral agent and administrative agent (“Agent”), Lehman Commercial Paper Inc., as syndication agent, and CIT Lending Services Corporation and JPMorgan Chase Bank, N.A., as co-documentation agents (such Credit Agreement, as amended by “Waiver Letter No. 2 and Amendment No. 1”, dated as of May 31, 2006, the “Credit Agreement”) (which Credit Agreement includes the “Subsidiary Guaranty” (as defined therein) made by each Subsidiary Guarantor in favor of the Agent, for its benefit and the benefit of the Lenders and the agents party to the Credit Agreement), hereby consents to the amendments to the Credit Agreement set forth in Amendment No. 2, dated as of the date hereof, among Borrower, Parent, Agent and those Lenders party thereto (“Amendment No. 2”), and hereby confirms and agrees that, notwithstanding the effectiveness of Amendment No. 2, the obligations of such Subsidiary Guarantor contained in the Subsidiary Guaranty, or in any other Loan Document to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by Amended No. 2.

PREGIS ACQUISITION CORPORATION,
as Subsidiary Guarantor

By:	/s/ Steven C. Huston
Name: Steven C. Huston
Title: Corporate Secretary

[Signature Page]